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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                 FORM 8-K/A


                           CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported)
                              October 26, 2005


                            Gardner Denver, Inc.
              -------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    1-13215                  76-0419383
    ----------------------      -------------------      ----------------------
      (State or Other               (Commission              (IRS Employer
      Jurisdiction of               File Number)           Identification No.)
       Incorporation)


               1800 Gardner Expressway                            62305
                   Quincy, Illinois                         ------------------
    -------------------------------------------------           (Zip Code)
       (Address of Principal Executive Offices)


                               (217) 222-5400
                 ------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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EXPLANATORY NOTE

         This amended Current Report on Form 8-K is being furnished to correct certain previously announced results for the three and nine months ended September 30, 2005, as described below.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 26, 2005, Gardner Denver, Inc. (the "Company") issued a press release announcing the Company's results for the three and nine months ended September 30, 2005 and guidance for diluted earnings per share for the three months ending December 31, 2005, as well as updated guidance for the fiscal years ending December 31, 2005 and December 31, 2006 (the "Press Release"). A copy of the Press Release is furnished with this report as
Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

         The Press Release states that: "Organic revenue growth (excluding the incremental effect of the Thomas Industries, Nash Elmo and Bottarini acquisitions and the effect of changes in foreign currency rates) was approximately 32% for the third quarter, compared to the same three-month period of the previous year." The percentage growth included in the above statement is not accurate.

         The correct description of the organic revenue growth for the three and nine months ended September 30, 2005 is as follows:

         Organic revenue growth (excluding the incremental effect of the Thomas Industries, Nash Elmo and Bottarini acquisitions and the effect of changes in foreign currency rates) was approximately 17% for the third quarter, compared to the same three-month period of the previous year.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1 Gardner Denver, Inc. Press Release dated October 26, 2005 (incorporated by reference from Exhibit 99.1 to the Company's Current Report on Form 8-K filed on October 26, 2005)



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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    GARDNER DENVER, INC.


Date:  November 1, 2005             By:         /s/ Tracy D. Pagliara
                                       ----------------------------------------
                                        Tracy D. Pagliara
                                        Vice President, Administration,
                                        General Counsel and Secretary






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                                EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       ----------------------------------------------

   99.1 Gardner Denver, Inc. Press Release dated October 26, 2005 (incorporated by reference from Exhibit 99.1 to the Company's Current Report on Form 8-K filed on October 26,
                  2005)








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